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                                                                   Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


The Board of Directors
Selas Corporation of America:



We consent to the use of our reports incorporated herein by reference in the registration statement.



/s/ KPMG LLP



Philadelphia, Pennsylvania
April 25, 2001